Exhibit 10.8

ASSIGNMENT OF DEBT AGREEMENT

THIS ASSIGNMENT OF DEBT AGREEMENT, dated effective the 31st day of December 31, 2012,

AMONG:

SUNVESTA, INC., of Seestrasse 97, Oberrieden, Switzerland CH-8942

(the "PARENT") and parent company of Subsidiary

AND:

SUNVESTA HOLDING AG., of Seestrasse 97, Oberrieden, Switzerland CH-8942

(the "SUBSIDIARY") and subsidiary company of Parent

AND:

AIRES INTERNATIONAL INVESTMENTS, INC., of Quatisky Building, 3rd Floor, Post

Office Box 905, Road Town, Tortola, British Virgin Islands.

(the "CREDITOR")

WHEREAS:

A.    Subsidiary is indebted to the Creditor in the amount of Swiss Francs Ten Million and Forty Four Six

Thousand Three Hundred and Seventy (CHF 10’044’370), exchanged with an exchange rate of

1.0642 equal to Ten Million Six Hundred and Ninety Thousand and Forty Nine ($10,690,049)

dollars in U.S. funds as of December 31, 2012 (the "Debt") pursuant to the terms of a Loan

Agreement dated July 27, 2011, as amended, between the Subsidiary and the Creditor.

B.     Parent wishes to assume, and the Subsidiary and Creditor wish to grant, assign, transfer and set over unto Parent the entire right, title, obligation and interest in and to the Debt upon the terms and conditions contained in this Assignment of Debt Agreement.

C.     Parent and Subsidiary wish to treat Parent’s assumption of the Debt as an investment in a subsidiary company, in the form of a deemed cash contribution into capital surplus, provided to Subsidiary by

Parent, in an amount equal to the Debt and not as an intercompany obligation.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the mutual promises, covenants, conditions, representations and warranties hereinafter contained and the sum of Ten ($10.00) Dollars now paid by the Subsidiary to the Parent and for other good and valuable consideration, the receipt of which are acknowledged, and subject to the terms and conditions hereinafter set out, the parties agree as follows:

1.    REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SUBSIDIARY

1.1   Subsidiary represents, warrants and covenants to Parent that:

(a)   the above premises are true and complete, and that the Creditor has been given notice of and agreed to this assignment of the Debt by the Subsidiary to Parent;

(b)   the full amount of the Debt is owed by the Subsidiary to the Creditor; and

(c)   Subsidiary has a the right, full power and absolute authority to assign its right, title obligation and interest in and to the Debt, pursuant to the Agreement dated December 31, 2012 between Subsidiary,

Creditor and Parent, in the manner set out in Article 2 hereof according to the true intent and meaning of this Debt Assignment Agreement.

Exhibit 10.8

1.2   The representations, warranties and covenants contained in Section 1.1 are provided for the exclusive benefit of Parent and a breach of any one or more thereof may be waived by Parent in whole or in part at any time without prejudice to its rights in respect to any other breach of the same or any other representation or warranty or covenant. Any representations, warranties and covenants contained in Article 1 will survive the signing of this Debt Assignment Agreement.

2.    ASSIGNMENT OF THE DEBT AND RESTRUCTURING OF TERMS

2.1   Subsidiary grants, assigns, transfers and sets over unto Parent his entire right, title, obligation and interest in and to the Debt, including, without limitation, all rights, benefits and advantages of the

Subsidiary to be derived therefrom and all burdens, obligations and liabilities to be derived thereunder,

in consideration of the premises and the consideration set out in Section 2.3.

2.2   The Creditor, Subsidiary and Parent agree to restructure the terms of the Debt by causing Parent to execute a Promissory Note to reflect the Debt, in consideration of the premises and the consideration set out in Section 2.3.

2.3   In consideration of the assignment of the Debt and the restructuring of the repayment terms pursuant to the Promissory Note, Parent will sign and deliver the Promissory Note as evidence of the restructured terms of the Debt. (Attached hereto as Exhibit A)

3.    CONSENT AND WARRANTY OF CREDITOR

3.1   The Creditor agrees and consents to the assignment of Subsidiary’s interests in the Debt to Parent pursuant to the terms and conditions of this Debt Assignment Agreement.

3.2   The Creditor represents, warrants and covenants to Parent that (a) the full amount of the Debt,

includes principal and accrued interest as of December 31, 2012, evidenced by the Promissory Note of even date, (b) the Debt has not been prepaid in full or in part, and (c) the Debt assigned to Parent is the sole responsibility of Parent with no right of recourse against Subsidiary.

4.    PARENT’S ASSUMPTION OF DEBT AND CAPITAL CONTRIBUTION TO SUBSIDIARY

4.1    Parent agrees and consents to assume Subsidiary’s interests in the Debt pursuant to the terms and conditions of this Debt Assignment Agreement and Promissory Note.

4.2.   Parent agrees to waive any debt obligation incumbent on Subsidiary as the result of its assumption of the Debt owed to Creditor and does hereby characterize the effect of the transaction as a deemed cash contribution into capital surplus of the subsidiary company.

5.    COUNTERPART

5.1   This Debt Assignment Agreement may be signed in one or more counterparts, each of which when so signed will be deemed an original, and such counterparts together will constitute one in the same instrument.

Exhibit 10.8

IN WITNESS WHEREOF this agreement was signed in Oberrieden, Switzerland by the parties hereto effective as of the day and year first above written.

SUNVESTA, INC.

/s/ Josef Mettler

/s/ Hans Rigendinger

By: Josef Mettler

By: Hans Rigendinger

Chief Executive Officer

Chief Operating Officer

AUTHORIZED SIGNATORY

AUTHORIZED SIGNATORY

SUNVESTA HOLDING AG

/s/ Josef Mettler

/s/ Hans Rigendinger

By: Josef Mettler

By: Hans Rigendinger

Chief Executive Officer

Chief Executive Officer

AUTHORIZED SIGNATORY

AUTHORIZED SIGNATORY

AIRES INTERNATIONAL INVESTMENTS, INC.

/s/ Greorg Nigg

By: Greorg Nigg

AUTHORIZED SIGNATORY

/s/ Roland Rohrer

By: Roland Rohrer

AUTHORIZED SIGNATORY

Exhibit  A

Exhibit 10.8

THE  ISSUANCE  AND  SALE  OF  THE  SECURITY  REPRESENTED  BY  THIS  NOTE  HAS  NOT

BEEN     REGISTERED    UNDER     THE     SECURITIES    ACT     OF     1933,     AS    AMENDED

(“SECURITIES   ACT”),   OR   APPLICABLE   STATE   SECURITIES   LAWS   SINCE   SAME   IS

BELIEVED TO BE EXEMPT FROM REGISTRATION  UNDER REGULATION  “S”  THERETO.

THIS   SECURITY   MAY   NOT   BE   OFFERED   FOR   SALE,   SOLD,   TRANSFERRED   OR

ASSIGNED  TO  US PERSONS  (I)  IN THE ABSENCE  OF  (A)  AN  EFFECTIVE  REGISTRATION

STATEMENT  FOR  THE  SECURITY  UNDER  THE  SECURITIES  ACT,  OR  (B)  AN  OPINION

OF  COUNSEL,  IN  A  GENERALLY  ACCEPTABLE  FORM,  THAT  REGISTRATION  IS  NOT

REQUIRED  UNDER  SAID  ACT  OR  (II)  UNLESS  SOLD  PURSUANT  TO  RULE  144  OR  RULE

144A  UNDER  SAID  ACT.   NOTWITHSTANDING  THE  FOREGOING,  THIS  SECURITY  MAY

BE  PLEDGED  IN  CONNECTION  WITH  A  BONA  FIDE  MARGIN  ACCOUNT  OR  OTHER

LOAN OR FINANCING ARRANGEMENT SECURED BY THIS SECURITY.

PROMISSORY NOTE

Principal Amount: CHF (Swiss Francs) 10,044,370

Issue Date: December 31, 2012

FOR VALUE RECEIVED, SUNVESTA, INC., a Florida corporation (hereinafter called the

“Borrower”), hereby promises to pay to the order of Aires International Investments, Inc., a British

Virgin Islands company, or registered assigns (the “Holder”) the sum of CHF 10,044,370 together with any interest as set forth herein, on December 31, 2015 (the “Maturity Date”), and to pay interest on the unpaid principal balance hereof at the rate of seven and one half percent (7 ½%) (the “Interest Rate”) per annum from the date hereof (the “Issue Date”) until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or otherwise. This Promissory Note (the “Note”) may be prepaid in whole or in part. Any amount of principal or interest on this Note which is not paid when due shall bear interest at the rate of ten percent (10%) per annum from the due date thereof until the same is paid (“Default Interest”).  Interest shall commence accruing on the date that the Note is issued and shall be computed on the basis of a 365-day year and the actual number of days elapsed. All payments due hereunder shall be made in lawful money of Switzerland. All payments shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note. Alternatively, the interest may be added to the principal amount.

Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a business day, the same shall instead be due on the next succeeding day which is a business day and, in the case of any interest payment date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of interest due on such date.  As used in this Note, the term “business day” shall mean any day other than a Saturday,

Sunday or a day on which commercial banks in the city of Zurich, Switzerland are authorized or required by law or executive order to remain closed.

This Note is free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Borrower and will not impose personal liability upon the holder thereof. This Note has been issued by the Borrower pursuant to the Assignment of Debt Agreement, dated effective December 31, 2012 (the “Assignment Agreement”),

by and among the Borrower, SunVesta Holding AG. (Borrower’s subsidiary), and the Holder.

The following additional terms shall apply to this Note:

Exhibit 10.8

ARTICLE I. CERTAIN COVENANTS

1.1

Distributions on Capital Stock.  So long as the Borrower shall have any obligation under this Note, the Borrower shall not without the Holder’s written consent (a) pay, declare or set apart for such payment, any dividend or other distribution (whether in cash, property or other securities) on shares of capital stock or (b) directly or indirectly or through any subsidiary make any other payment or distribution in respect of its capital stock.

1.2

Restriction on Stock Repurchases.  So long as the Borrower shall have any obligation under this Note, the Borrower shall not without the Holder’s written consent redeem, repurchase or otherwise acquire (whether for cash or in exchange for property or other securities or otherwise) in any one transaction or series of related transactions any shares of capital stock of the Borrower or any warrants, rights or options to purchase or acquire any such shares.

ARTICLE II. EVENTS OF DEFAULT

If any of the following events of default (each, an “Event of Default”) shall occur:

2.1

Failure to Pay Principal or Interest.  The Borrower fails to pay the principal hereof or interest thereon when due on this Note, whether at maturity, upon acceleration or otherwise and the

Holder has not agreed to add the interest to the principal amount.

2.2

Breach of Covenants.  The Borrower breaches any material covenant or other material term or condition contained in this Note and any collateral documents including but not limited to the

Assignment Agreement and such breach continues for a period of ten (10) days after written notice thereof to the Borrower from the Holder.

2.3

Breach of Representations and Warranties.   Any representation or warranty of the

Borrower made herein or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith (including, without limitation, the Assignment Agreement), shall be false or misleading in any material respect when made and the breach of which has (or with the passage of time will have) a material adverse effect on the rights of the Holder with respect to this Note or the Assignment

Agreement.

2.4

Receiver or Trustee.  The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed.

2.5

Bankruptcy.  Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower.

2.6

Liquidation. Any dissolution, liquidation, or winding up of Borrower or any substantial portion of its business.

2.7

Cessation of Operations. Any cessation of operations by Borrower or Borrower admits it is otherwise generally unable to pay its debts as such debts become due, provided, however, that any

Exhibit 10.8

disclosure of the Borrower’s ability to continue as a “going concern” shall not be an admission that the

Borrower cannot pay its debts as they become due.

2.8

Maintenance of Assets. The failure by Borrower to maintain any material intellectual property rights, personal, real property or other assets which are necessary to conduct its business

(whether now or in the future).

Upon the occurrence and during the continuation of an Event of Default specified in this Article II, the

Note shall become immediately due and payable and the Borrower shall pay to the Holder, an amount equal to the Default Amount (as defined below) effective on the delivery of written notice to the

Borrower by the Holder (the “Default Notice”), in full satisfaction of its obligations hereunder, an amount equal to (x) the sum of the then outstanding principal amount of this Note plus (y) accrued and unpaid interest on the unpaid principal amount of this Note to the date of payment plus (z) Default

Interest, if any (the amounts referred to in clauses (x), (y) and (z) shall collectively be known as the

“Default Amount”) and all other amounts payable hereunder shall immediately become due and payable,

all without demand, presentment or notice, all of which hereby are expressly waived, together with all costs, including, without limitation, legal fees and expenses, of collection, and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity.

ARTICLE III. MISCELLANEOUS

3.1

Failure or Indulgence Not Waiver.  No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges.  All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

3.2

Subordination. Holder acknowledges that its interest in the properties and assets of the

Borrower, on the occurrence and continuation of an Event of Default, is subordinate to those additional amounts, if any, due by Borrower to non-affiliated third party creditors.

Notices.  All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii)

delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery,

telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below

(if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be:

If to the Borrower, to:

SunVesta, Inc.

Exhibit 10.8

Seestrasse 97

Oberriden

Switzerland CH-8942

Attn: Josef Mettler, Chief Executive Officer

facsimile: 011 41 43 388 40 60

e-mail: josef.mettler@sunvesta.com

If to the Holder:

Aires International Investments, Inc.

Quatisky Building, 3rd Floor

Post Office Box 905

Road Town

Tortola, British Virgin Islands

Attn:

facsimile:

e-mail:

3.2

Amendments.  This Note and any provision hereof may only be amended by an instrument in writing signed by the Borrower and the Holder.  The term “Note” and all reference thereto,

as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

3.3

Assignability.  This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns.  Each transferee of this Note must not be a “US Person” (as that term is defined in Rule 902 of Regulation S, and is not acquiring the securities for the account or benefit of any U.S. person; as defined in Rule 501(a) of the

Securities Act).  Notwithstanding anything in this Note to the contrary, this Note may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

3.4

Cost of Collection.  If default is made in the payment of this Note, the Borrower shall pay the Holder hereof costs of collection, including reasonable attorneys’ fees.

3.5

Governing Law.  This Note shall be governed by and construed in accordance with the laws of the Switzerland without regard to principles of conflicts of laws. The parties to this Note hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens.  The

Exhibit 10.8

Borrower and Holder waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Note or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Note by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

3.6

Certain Amounts.  Whenever pursuant to this Note the Borrower is required to pay an amount in excess of the outstanding principal amount (or the portion thereof required to be paid at that time) plus accrued and unpaid interest plus Default Interest on such interest, the Borrower and the Holder agree that the actual damages to the Holder from the receipt of cash payment on this Note may be difficult to determine and the amount to be so paid by the Borrower represents stipulated damages and not a penalty.

3.7

Assignment Agreement.  By its acceptance of this Note, each party agrees to be bound by the applicable terms of the Assignment Agreement.

3.8

Remedies.  The Borrower acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder, by vitiating the intent and purpose of the transaction contemplated hereby.  Accordingly, the Borrower acknowledges that the remedy at law for a breach of its obligations under this Note will be inadequate and agrees, in the event of a breach or threatened breach by the Borrower of the provisions of this Note, that the Holder shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Note and to enforce specifically the terms and provisions thereof, without the necessity of showing economic loss and without any bond or other security being required.

IN  WITNESS WHEREOF, Borrower has caused this Note  to be signed in its name by its duly authorized officer this December 31, 2012.

SUNVESTA, INC.

By: /s/ Josef Mettler

Josef Mettler, Chief Executive Officer